EXHIBIT 33.5A

          Report on Assessment with Compliance with Servicing Criteria for Asset-Backed Securities
                               (Bank of New York)

                          ASSERTION OF COMPLIANCE WITH
                          APPLICABLE SERVICING CRITERIA

The Bank of New York, The Bank of New York Trust Company, N. A. and BNYM (Delaware) formerly known as The Bank of New York (Delaware) (collectively, the "Company") provides this platform-level assessment of compliance with the servicing criteria specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting initially required under the Securities Exchange Act of 1934, as amended) asset-backed securities issued on or after January 1, 2006 and like-kind transactions issued prior to January 1, 2006 that are subject to Regulation AB for which the Company provides trustee, securities administration or paying agent services, other than residential mortgage-backed securities and other mortgage-related asset-backed securities.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required by the related transaction agreements as to any transaction, except as set forth in the column titled "Not Applicable To Platform" in Appendix 1 attached hereto.

With respect to applicable servicing criteria 1122(d)(2)(iii), 1122(d)(2)(vi) and 1122(d)(4)(vii), there were no activities performed during the Period with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

Period: Twelve months ended December 31, 2007 (the "Period").
--------

With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing Criteria:

1. The Company is responsible for assessing its compliance with the Applicable Servicing Criteria.

2. The Company has assessed compliance with the Applicable Servicing Criteria. In performing this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of
Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria other than as identified on Schedule A attached.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's compliance with the Applicable Servicing Criteria as of and for the Period.


   The Bank of New York                          The Bank of New York
   The Bank of New York Trust                    The Bank of New York Trust
    Company, N.A.                                  Company, NA.
   BNYM (Delaware) formerly known as
    The Bank of New York (Delaware)


   /s/ Robert L. Griffin                       /s/ Patrick Tadie
   ----------------------                      ----------------------
   Robert L. Griffin                           Patrick Tadie
   Authorized Officer                          Authorized Officer

                           The Bank of New York

                           /s/ Samir Pandiri
                           -------------------
                           Samir Pandiri              .
                           Authorized Officer

Dated as of February 29, 2008

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                                   SCHEDULE A

                      MATERIAL INSTANCES OF NON-COMPLIANCE

1122(d)(2)(i): Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.

With respect to collections received on assets relating to certain series of securities, such collections were not deposited into a segregated account for each specified series but rather were deposited into a general account held by the Company as Indenture Trustee (hereinafter referred to as the "Indenture Trustee") and remitted directly to the investors. All collections were properly allocated by the Indenture Trustee to the related series of securities and timely remitted to the investors in such series. The segregated account for each specified series was in existence prior to the time deposits were to be made into such account but such account was not utilized in all instances by the Indenture Trustee as stated above. Procedures have been in place and are currently being reinforced so that collections are deposited into the segregated account for each specified series within the applicable time frames and then remitted to the investors in such series all in accordance with the related transaction documents.

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                                   APPENDIX 1
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                                                                                    APPLICABLE     NOT APPLICABLE
REG AB REFERENCE        SERVICING CRITERIA                                          TO PLATFORM      TO PLATFORM
-----------------------------------------------------------------------------------------------------------------
                       General Servicing Considerations
 --------------------------------------------------------------------------------------------------------------
     1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                       performance or other triggers and events of default in
                       accordance with the transaction agreements.                   X
 --------------------------------------------------------------------------------------------------------------
     1122(d)(1)(ii)    If   any   material   servicing   activities   are                           X
                       outsourced   to  third   parties,   policies   and
                       procedures  are  instituted  to monitor  the third
                       party's   performance  and  compliance  with  such
                       servicing activities.
 --------------------------------------------------------------------------------------------------------------
    1122(d)(1)(iii)    Any requirements in the transaction                                          X
                       agreements to maintain a back-up servicer for
                       the [pool assets] are maintained.
 --------------------------------------------------------------------------------------------------------------
     1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is                           X
                       in effect on the party participating in the
                       servicing function throughout the reporting period
                       in the amount of coverage required by and
                       otherwise in accordance with the terms of the
                       transaction agreements.
 --------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
 ---------------------------------------------------------------------------------------------------------------
     1122(d)(2)(i)     Payments on [pool assets] are deposited into the
                       appropriate custodial bank accounts and related bank
                       clearing accounts no more than two business days
                       following receipt, or such other number of  days              X
                       specified in the transaction agreements.
 ---------------------------------------------------------------------------------------------------------------
     1122(d)(2)(ii)    Disbursements  made via wire transfer on behalf               X
                       of an obligor or to an  investor  are made only
                       by authorized personnel.
 ---------------------------------------------------------------------------------------------------------------
    1122(d)(2)(iii)    Advances of funds or guarantees regarding                     X
                       collections, cash flows or distributions, and any
                       interest or other fees charged for such advances,
                       are made, reviewed and approved as specified in
                       the transaction agreements.
 ---------------------------------------------------------------------------------------------------------------
     1122(d)(2)(iv)    The related accounts for the  transaction,  such              X
                       as   cash    reserve    accounts   or   accounts
                       established     as    a     form     of     over
                       collateralization,   are  separately  maintained
                       (e.g.,  with respect to  commingling of cash) as
                       set forth in the transaction agreements.
 ---------------------------------------------------------------------------------------------------------------
     1122(d)(2)(v)     Each custodial account is maintained at a                     X
                       federally insured depository institution as set
                       forth in the transaction agreements. For purposes
                       of this criterion, "federally insured depository
                       institution" with respect to a foreign financial
                       institution means a foreign financial institution
                       that meets the requirements of Rule 13k-1(b)(1) of
                       the Securities Exchange Act.
 ---------------------------------------------------------------------------------------------------------------
     1122(d)(2)(vi)    Unissued checks are safeguarded so as to                      X
                       prevent unauthorized access.
 ---------------------------------------------------------------------------------------------------------------
    1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis               X
                       for all asset-backed securities related bank
                       accounts, including custodial accounts and related
                       bank clearing accounts. These reconciliations are
                       (A) mathematically accurate; (B) prepared within
                       30 calendar days after the bank statement cutoff
                       date, or such other number of days specified in
                       the transaction agreements; (C) reviewed and
                       approved by someone other than the person who
                       prepared the reconciliation; and (D) contain
                       explanations for reconciling items. These
                       reconciling items are resolved within 90 calendar
                       days of their original identification, or such
                       other number of days specified in the transaction
                       agreements
 ---------------------------------------------------------------------------------------------------------------
                      Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------
     1122(d)(3)(i)    Reports to investors, including those to be filed
                      with the Commission, are maintained in accordance
                      with the transaction agreements and applicable
                      Commission requirements. Specifically, such
                      reports (A) are prepared in accordance with
                      timeframes and other terms set forth in the
                      transaction agreements; (B) provide information
                      calculated in accordance with the terms specified
                      in the transaction agreements; (C) are filed with
                      the Commission as required by its rules and
                      regulations;  and (D) agree with  investors' or the           X
                      trustee's  records as to the total unpaid principal
                      balance  and number of [pool  assets]  serviced  by
                      the Servicer.
---------------------------------------------------------------------------------------------------------------
    1122(d)(3)(ii)    Amounts due to investors are allocated and  remitted in        X
                      accordance with timeframes, distribution priority and
                      other terms set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------
   1122(d)(3)(iii)    Disbursements made to an investor are posted                   X
                      within two business days to the Servicer's
                      investor records, or such other number of days
                      specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------
    1122(d)(3)(iv)    Amounts remitted to investors per the investor reports
                      agree with cancelled checks, or other form of payment, or      X
                      custodial bank statements
---------------------------------------------------------------------------------------------------------------
                      Pool Asset Administration
---------------------------------------------------------------------------------------------------------------
    1122(d)(4)(i)     Collateral or security on [pool assets] is maintained as
                      required by the transaction agreements or related
                      mortgage loan documents.                                        X
---------------------------------------------------------------------------------------------------------------
    1122(d)(4)(ii)     [pool asset] and related documents are                         X
                       safeguarded as required by the transaction
                       agreements
---------------------------------------------------------------------------------------------------------------
    1122(d)(4)(iii)    Any additions, removals or substitutions to the                X
                       asset pool are made, reviewed and approved in
                       accordance with any conditions or requirements in
                       the transaction agreements.
---------------------------------------------------------------------------------------------------------------
    1122(d)(4)(iv)     Payments on [pool assets], including any payoffs,              X
                       made in accordance with the related [pool asset'
                       documents are posted to the Servicer's obligor
                       records maintained no more than two business days
                       after receipt, or such other number of days
                       specified in the transaction agreements, and
                       allocated to principal, interest or other items
                       (e.g., escrow) in accordance with the related
                       [pool asset] documents.
---------------------------------------------------------------------------------------------------------------
     1122(d)(4)(v)     The Servicer's records regarding the [pool                 X
                       assets] agree with the Servicer's records with
                       respect to an obligor's unpaid principal balance.
---------------------------------------------------------------------------------------------------------------
    1122(d)(4)(vi)     Changes with respect to the terms or status of an                            X
                       obligor's [pool assets] (e.g., loan modifications
                       or re- agings) are made, reviewed and approved by
                       authorized personnel in accordance with the
                       transaction agreements and related pool asset
                       documents.
---------------------------------------------------------------------------------------------------------------
    1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,                 X
                       forbearance plans, modifications and deeds in lieu
                       of foreclosure, foreclosures and repossessions, as
                       applicable) are initiated, conducted and concluded
                       in accordance with the timeframes or other
                       requirements established by the transaction
                       agreements.
---------------------------------------------------------------------------------------------------------------
    1122(d)(4)(viii)   Records documenting collection efforts are                                   X
                       maintained during the period a [pool asset] is
                       delinquent in accordance with the transaction
                       agreements. Such records are maintained on at
                       least a monthly basis, or such other period
                       specified in the transaction agreements, and
                       describe the entity's activities in monitoring
                       delinquent [pool assets] including, for example,
                       phone calls, letters and payment rescheduling
                       plans in cases where delinquency is deemed
                       temporary (e.g., illness or unemployment).
 ---------------------------------------------------------------------------------------------------------------
       1122(d)(4)(ix)  Adjustments   to  interest  rates  or  rates  of           X
                       return for [pool  assets]  with  variable  rates
                       are computed  based on the related  [pool asset]
                       documents.
 ---------------------------------------------------------------------------------------------------------------
       1122(d)(4)(x)   Regarding any funds held in trust for an obligor                             X
                       (such as escrow accounts): (A) such funds are
                       analyzed, in accordance with the obligor's [pool
                       asset] documents, on at least an annual basis, or
                       such other period specified in the transaction
                       agreements; (B) interest on such funds is paid, or
                       credited, to obligors in accordance with
                       applicable [pool asset] documents and state laws;
                       and (C) such funds are returned to the obligor
                       within 30 calendar days of full repayment of the
                       related [pool assets], or such other number of
                       days specified in the transaction agreements.
 ---------------------------------------------------------------------------------------------------------------
       1122(d)(4)(xi)  Payments made on behalf of an obligor (such as tax                           X
                       or insurance payments) are made on or before the
                       related penalty or expiration dates, as indicated
                       on the appropriate bills or notices for such
                       payments, provided that such support has been
                       received by the Servicer at least 30 calendar days
                       prior to these dates, or such other number of days
                       specified in the transaction agreements.
 ---------------------------------------------------------------------------------------------------------------
       1122(d)(4)(xii) Any late payment penalties in connection with any                            X
                       payment to be made on behalf of an obligor are
                       paid from the Servicer's funds and not charged to
                       the obligor, unless the late payment was due to
                       the obligor's error or omission.
 ---------------------------------------------------------------------------------------------------------------
   1122(d)(4)(xiii)    Disbursements made on behalf of an obligor are                               X
                       posted within two business days to the obligor's
                       records maintained by the Servicer, or such other
                       number of days specified in the transaction
                       agreements.
 ---------------------------------------------------------------------------------------------------------------
    1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible                                 X
                       accounts are recognized and recorded in accordance
                       with the transaction agreements.
 ---------------------------------------------------------------------------------------------------------------
       1122(d)(4)(xv)  Any external enhancement or other support,                 X
                       identified in Item 1114(a)(1) through (3) or Item
                       1115 of Regulation AB, is maintained as set forth
                       in the transaction agreements
 ---------------------------------------------------------------------------------------------------------------

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